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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 20, 1998 included in the Form 10-K of NGC Corporation (now called Dynegy Inc.) for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.

                                        /s/ ARTHUR ANDERSEN LLP
                                        ------------------------------------
                                        Arthur Andersen LLP

Houston, Texas
July 30, 1998